                                 EXHIBIT 99.1

                            LETTER OF TRANSMITTAL

                       LOUIS DREYFUS NATURAL GAS CORP.


 OFFER TO EXCHANGE ITS 6-7/8% SENIOR NOTES DUE 2007, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("EXCHANGE NOTES"), FOR ANY AND
   ALL OF ITS OUTSTANDING 6-7/8% SENIOR NOTES DUE 2007, WHICH HAVE NOT BEEN SO REGISTERED ("EXISTING NOTES"), PURSUANT TO THE PROSPECTUS DATED ________, 1998.

                               --------------

    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
      ________________, 1998 OR SUCH LATER DATE AND TIME TO WHICH THE
          EXCHANGE OFFER MAY BE EXTENDED (THE "EXPIRATION DATE").

                               --------------

           TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.


                                    To:

                  LaSalle National Bank, Exchange Agent

     BY FACSIMILE TRANSMISSION:                CONFIRM BY TELEPHONE TO:
          (312) 904-2236                            (312) 904-2936
 (For Eligible Institutions Only)


  BY MAIL OR OVERNIGHT DELIVERY:                   BY HAND DELIVERY:

      LaSalle National Bank                      LaSalle National Bank
    Corporate Trust Division            c/o IBJ Schroder Bank and Trust Company
    135 South LaSalle Street                 One State Street - Floor SC1
          Suite 1825                         Securities Processing Window
    Chicago, Illinois  60603                  New York, New York  10004
    Attention: Diane Swanson


                            FOR INFORMATION CALL:
                               (312) 904-2936


DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

       Please read this entire Letter of Transmittal carefully before completing any box below.

     List below the Existing Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate number(s) and aggregate principal of Existing Notes should be listed on a separate signed schedule affixed thereto.

-----------------------------------------------------------------------------------------------
                   DESCRIPTION OF EXISTING NOTES TENDERED
-----------------------------------------------------------------------------------------------
                                            (1)           (2)           (3)            (4)
                                                                                    Aggregate
                                                                                    Principal
                                                                                    Amount of
                                                                                     Existing
                                                                                      Notes
                                                       Aggregate                     Tendered
                                         Certificate   Principal                        in
    Name(s) and Address(es) of            Number(s)     Amount        Aggregate    Exchange for
  Registered Holder(s), Exactly as           of       Represented     Principal    Certificated
 Name(s) Appear(s) on Existing Notes      Existing        by           Amount        Exchange
Certificate (Please fill in if blank.)     Notes*    Certificate(s)   Tendered**      Notes***
-----------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------

* Need not be completed if Existing Notes are being tendered by book-entry transfer in accordance with DTC's (as defined) ATOP (as defined) procedures for transfer.

** Unless otherwise indicated in this column, the aggregate principal amount represented by ALL Existing Notes Certificates identified in Column (1) or delivered to the Exchange Agent shall be deemed tendered.

*** Unless otherwise indicated, the holder will be deemed to have tendered Existing Notes in exchange for a beneficial interest in one or more fully registered global certificates, which will be deposited with, or on behalf of, Depository Trust Company ("DTC") and registered in the name of Cede & Co., its nominee.

     The undersigned acknowledges that he, she or it has received and reviewed the Prospectus, dated _____________, 1998 (the "Prospectus"), of Louis Dreyfus Natural Gas Corp., an Oklahoma corporation (the "Company"), and this Letter of Transmittal (the"Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange its 6-7/8% Senior Notes due 2007, which have been registered under the Securities Act
(the "Exchange Notes") for an equal principal amount of its 6-7/8% Senior Notes due 2007 which have not been so registered (the "Existing Notes"). The
Exchange Notes and the Existing Notes are collectively referred to as the "Notes." Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

     The undersigned has completed the appropriate boxes above and below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     This Letter of Transmittal is to be used by holders of Existing Notes to accept the Exchange Offer if: (i) tender of Existing Notes is to be made according to the Automated Tender Offer Program ("ATOP") of Depository Trust Company ("DTC"), for which the transaction is eligible, pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering--Existing Notes Held Through DTC"; (ii) certificates representing Existing Notes are to be physically delivered to the Exchange Agent herewith by such holders, pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering--Existing Notes Held by Holders"; or (iii) tender of Existing Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

     NOTWITHSTANDING THE FOREGOING, VALID ACCEPTANCE OF THE TERMS OF THE EXCHANGE OFFER MAY BE EFFECTED BY A PARTICIPANT IN DTC (A "DTC PARTICIPANT") TENDERING EXISTING NOTES THROUGH ATOP WHERE THE EXCHANGE AGENT RECEIVES AN AGENT'S MESSAGE (AS DEFINED IN THE PROSPECTUS) PRIOR TO THE EXPIRATION DATE. ACCORDINGLY, SUCH DTC PARTICIPANT MUST ELECTRONICALLY TRANSMIT ITS ACCEPTANCE TO DTC THROUGH ATOP, AND THEN DTC WILL EDIT AND VERIFY THE ACCEPTANCE, EXECUTE A BOOK-ENTRY DELIVERY TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND SEND AN AGENT'S MESSAGE TO THE EXCHANGE AGENT FOR ITS ACCEPTANCE. BY TENDERING THROUGH ATOP, DTC PARTICIPANTS WILL EXPRESSLY ACKNOWLEDGE RECEIPT OF THIS LETTER OF TRANSMITTAL AND AGREE TO BE BOUND BY ITS TERMS AND THE COMPANY WILL BE ABLE TO ENFORCE SUCH AGREEMENT AGAINST SUCH DTC PARTICIPANTS.

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     DTC Participants who wish to cause their Existing Notes to be tendered, but who cannot transmit their acceptances through ATOP prior to the Expiration Date, may effect a tender in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures--Existing Notes Held Through DTC." Holders who wish to tender their Existing Notes but (i) whose Existing Notes are not immediately available and will not be available for tendering prior to the Expiration Date, or (ii) who cannot deliver their Existing Notes, the Letter of Transmittal, or any other required documents to the Exchange Agent prior to the Expiration Date, may effect a tender in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures--Existing Notes Held by Holders."

     The undersigned must complete the appropriate boxes above and below and sign this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

/ / CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED TO THE EXCHANGE AGENT IN EXCHANGE FOR CERTIFICATED EXCHANGE NOTES.

     Unless the undersigned (i) has completed Item (4) in the box entitled"Description of Existing Notes Tendered" and (ii) has checked the box above, the undersigned will be deemed to have tendered Existing Notes in exchange for a beneficial interest in one or more fully registered global certificates, which will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., its nominee. Beneficial interests in such registered global certificates will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. See "Description of Exchange Notes--Book-Entry; Delivery and Form" as set forth in the Prospectus.

/ / CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
                             -------------------------------------------------

The Depository Trust Company Account Number
                             -------------------------------------------------

Transaction Code Number
                             -------------------------------------------------


/ / CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE
     THE FOLLOWING:

Name(s) of Registered Holder(s):
                             -------------------------------------------------

Window Ticket Number (if any):
                             -------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                  ----------------------------

Name of Eligible Institution that Guaranteed Delivery:
                                                  ----------------------------

If delivered by book-entry transfer:

Account Number                     Transaction Code Number
              --------------------                        --------------------

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

 Name:
        ----------------------------------------------------------------------
Address:
        ----------------------------------------------------------------------

        ----------------------------------------------------------------------

            PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to conditions of the Exchange Offer, the undersigned hereby tenders to the Company the Existing Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Exchange Agent, as agent of the Company, all right, title and interest in and to such Existing Notes as are being tendered hereby, and irrevocably constitutes and appoints the Exchange Agent as the agent and attorney-in-fact of the undersigned to cause the Existing Notes tendered hereby to be transferred and exchanged.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Existing Notes tendered hereby and to acquire the Exchange Notes issuable upon the Exchange of such tendered Existing Notes, and that the Exchange Agent, as agent of the Company, will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Exchange Agent, as agent of the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Existing Notes tendered hereby.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on the interpretation of the staff of the Securities and Exchange Commission (the "SEC"), as set forth in "Exxon Capital Holdings Corporation" (available May 13, 1988) and similar no-action letters issued to third parties. Based on such interpretation of the staff of the SEC set forth in such no-action letters, the Company believes that the Exchange Notes issued in exchange for the Existing Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by a holder thereof (other than (i) a broker-dealer who purchases such Exchange Notes from the Company to resell pursuant to Rule144A or any other available exemption under the Securities Act, or (ii) a person that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")) without compliance with the registration and prospectus delivery requirements of the Securities Act, provided that (i) such Exchange Notes are acquired in the ordinary course of such holder's business, (ii) at the time of the commencement of the Exchange Offer such holder has no arrangement with any person to participate in a distribution of the Exchange Notes, and (iii) such holder is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the Staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. By tendering Existing Notes in exchange for Exchange Notes, each holder will represent to the Company that: (i) it is not such an affiliate of the Company,(ii) any Exchange Notes to be received by it will be acquired in the ordinary course of business, and (iii) at the time of the commencement of the Exchange Offer it had no arrangement with any person to participate in a distribution of the Exchange Notes.

     If the undersigned is not a broker-dealer or is a broker-dealer but will not receive Exchange Notes for its own account in exchange for Existing Notes, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Existing Notes, where such Existing Notes were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an"underwriter" within the meaning of the Securities Act. Nevertheless, a broker-dealer may be deemed to be an "underwriter" under the Securities Act notwithstanding such disclaimer. The SEC has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the Exchange Notes (other than a resale of Exchange Notes received in exchange for an unsold allotment from the original sale of the Existing Notes) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealers for a period of time, starting on the Expiration Date and ending on the close of business 180 days after the Expiration Date. The Company has agreed that for such period of time, it will make the Prospectus (as it maybe amended or supplemented) available to each broker-dealer which exchanges Existing

Notes acquired for its own account as a result of market-making activities or other trading activities for Exchange Notes pursuant to the Exchange Offer (each a "Participating Broker-Dealer") for use in connection with any resale of such Exchange Notes. By acceptance of the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer hereby acknowledges and agrees to notify the Company prior to using the Prospectus in connection with the sale or transfer of Exchange Notes and that, upon receipt of notice from the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading, such broker-dealer will suspend use of the Prospectus until (i) the Company has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either the Company has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if the Company has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. The Company agrees to deliver such notice and such amended or supplemented Prospectus promptly to any Participating Broker-Dealer that has so notified the Company. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of Exchange Notes.

     The undersigned represents that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder is not participating and has no arrangements with any person to participate in the distribution of such Exchange Notes or, if such holder intends to participate in the Exchange Offer for the purpose of distributing the Exchange Notes, such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, and (iii) (x) such holder is not (a) a broker-dealer that will receive Exchange Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, or (b) an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or (y) if such holder is such a broker-dealer or an affiliate, such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter of Transmittal.

     The undersigned understands that tenders of the Existing Notes pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

     The undersigned understands that if its Existing Notes are accepted for exchange, interest on the Exchange Notes will accumulate from the last interest payment date on which interest was paid on the Existing Notes surrendered in exchange therefor, or if no interest has been paid, from the original date of issuance of the Existing Notes.

     The undersigned recognizes that unless the holder of Existing Notes (i) completes Item (4) of the box entitled "Description of Existing Notes Tendered"above and (ii) checks the box entitled "Check Here If Tendered Shares of Existing Notes Are Being Delivered to the Exchange Agent in Exchange for Certificated Exchange Notes" above, such holder, when tendering such Existing Notes, will be deemed to have tendered such Existing Notes in exchange for a beneficial interest in one or more fully registered global certificates, which will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., its nominee. Beneficial interests in such registered global certificates will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. See "Description of Exchange Notes--Book-Entry; Delivery and
Form" in the Prospectus.     The undersigned recognizes that, under certain
circumstances set forth in the Prospectus under "The Exchange Offer--Conditions," the Company may not be required to accept for exchange any of the Existing Notes tendered. Existing Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

    All questions as to the validity, form, eligibility (including time of receipt) and acceptability of any tender will be determined by the Company, in its sole discretion, and such determination will be final and binding. Unless waived by the Company, irregularities and defects must be cured by the Expiration Date. The Company shall not be obligated to give notice of any defects or irregularities in tenders and shall not incur any liability for failure to give any such notice.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby requests that the Exchange Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, the undersigned hereby requests that the Exchange Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) be sent to the undersigned at the address shown above in the box entitled "Description of Existing Notes Tendered."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF EXISTING NOTES TENDERED" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES AS SET FORTH IN SUCH BOX(ES) ABOVE.

                                PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                 (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

X                                    Date:
 ---------------------------------         ---------------------------------
X                                    Date:
 ---------------------------------         ---------------------------------
     Signature(s) of Owner(s)

Area Code and Telephone Number:
                               ---------------------------------------------


If a holder is tendering any Existing Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Existing Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title below. See Instruction 3.

Name(s):
         -------------------------------------------------------------------
                           (Please Type or Print)
Capacity:
         -------------------------------------------------------------------
Address:
         -------------------------------------------------------------------
                            (Include Zip Code)




                            SIGNATURE GUARANTEE
                      (IF REQUIRED BY INSTRUCTION 3)


Signature(s) Guaranteed by
an Eligible Institution:
                       -----------------------------------------------------
                           (Authorized Signature)

----------------------------------------------------------------------------
                                  (Title)

----------------------------------------------------------------------------
                              (Name of Firm)
Dated:
      ----------------------------------------------------------------------

---------------------------------------------------------
---------------------------------------------------------
            SPECIAL ISSUANCE  INSTRUCTIONS
              (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if Exchange Notes (and, if applicable, substitute certificates representing Existing
Notes for any Existing Notes not exchanged) are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear on this Letter of Transmittal above.

ISSUE EXCHANGE NOTES TO:

Name(s):
        ------------------------------------------
                (Please print or type)

        ------------------------------------------
                (Please print or type)

Address:
        ------------------------------------------
                 (street and number)

        ------------------------------------------
               (city, state and zip code)

        ------------------------------------------
               (Tax Identification Number)
           (Also complete Substitute Form W-9)

---------------------------------------------------------
---------------------------------------------------------


---------------------------------------------------------
---------------------------------------------------------
             SPECIAL DELIVERY INSTRUCTIONS
               (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if certificates for Exchange Notes
(and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Letter of Transmittal above or to such person or persons at an address other than shown in the box entitled Description of Existing Notes Tendered on this Letter of Transmittal above.

MAIL EXCHANGE NOTES TO:

Name(s):
        ------------------------------------------
                (Please print or type)

        ------------------------------------------
                (Please print or type)

Address:
        ------------------------------------------
                 (street and number)

        ------------------------------------------
              (city, state and zip code)
---------------------------------------------------------
---------------------------------------------------------

IMPORTANT:EITHER (1) (A) THIS LETTER OF TRANSMITTAL (OR A
FACSIMILE HEREOF) TOGETHER WITH CERTIFICATES REPRESENTING
EXISTING NOTES OR (B) A BOOK-ENTRY CONFIRMATION,
INCLUDING BY MEANS OF AN AGENT'S MESSAGE, MUST BE
RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW
YORK CITY TIME, ON THE EXPIRATION DATE TOGETHER WITH ALL
OTHER REQUIRED DOCUMENTS, OR (2) THE TENDERING HOLDER
MUST COMPLY WITH THE GUARANTEED DELIVERY PROCEDURES SET
FORTH HEREIN. BY TENDERING THROUGH ATOP, DTC PARTICIPANTS
WILL EXPRESSLY ACKNOWLEDGE RECEIPT OF THIS LETTER OF
TRANSMITTAL AND AGREE TO BE BOUND BY ITS TERMS AND THE
ISSUER WILL BE ABLE TO ENFORCE SUCH AGREEMENT AGAINST
SUCH DTC PARTICIPANTS.

    PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
      CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

-------------------------------------------------------------------------------
                   TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)
               PAYOR'S NAME: LOUIS DREYFUS NATURAL GAS CORP.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
SUBSTITUTE
FORM W-9
Department of the Treasury
Internal Revenue Service

-------------------------------------------------------------------------------
PART I --TAXPAYER IDENTIFICATION NUMBER

Enter your taxpayer identification number at right and certify by signing and dating below. For most individuals, this is your social security number. If you do not have a number, see how to obtain a "TIN" in the enclosed guidelines.
---------------------------------------
Social Security Number
or

---------------------------------------
Employer Identification No.

       (If awaiting TIN write
            Applied For)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
PAYOR'S REQUEST FOR
  TAXPAYER IDENTIFICATION
  NUMBER ("TIN") AND
  CERTIFICATION

-------------------------------------------------------------------------------
Part II --FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See enclosed guidelines)

CERTIFICATION --Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because either (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION
OF THIS DOCUMENT OTHER THAN THE CERTIFICATES REQUIRED TO AVOID BACKUP
WITHHOLDING.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

SIGNATURE:                                 Date:
          ------------------------------         ------------------------------
-------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
             WROTE "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9.

          CERTIFICATE OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

     I CERTIFY UNDER THE PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE, OR
(B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE PAYER, 31% OF ALL PAYMENTS MADE TO ME ON ACCOUNT OF THE EXCHANGE NOTES SHALL BE RETAINED UNTIL I PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE PAYER AND THAT, IF I DO NOT PROVIDE MY TAXPAYER IDENTIFICATION NUMBER WITHIN SIXTY (60) DAYS, SUCH RETAINED AMOUNTS SHALL BE REMITTED TO THE INTERNAL REVENUE SERVICE AS BACKUP WITHHOLDING AND 31% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD AND REMITTED TO THE INTERNAL REVENUE SERVICE UNTIL I PROVIDE A TAXPAYER IDENTIFICATION NUMBER.

SIGNATURE:                                 Date:
          ------------------------------         ------------------------------

                                INSTRUCTIONS
       FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND EXISTING NOTES; GUARANTEED DELIVERY PROCEDURE. This Letter of Transmittal is to be completed by holders of Existing Notes to accept the Exchange Offer if: (i) tendering holders are not ATOP members; (ii) tendering holders are ATOP members but choose not to use ATOP; (iii) certificates representing Existing Notes are to be physically delivered to the Exchange Agent herewith by such holders, pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering--Existing Notes Held by Holders"; or
(iv) tender of Existing Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed delivery Procedures." Existing Notes tendered must be in denominations of principal amount at maturity of $1,000 or any integral multiples thereof. NOTWITHSTANDING THE FOREGOING, VALID ACCEPTANCE OF THE TERMS OF THE EXCHANGE OFFER MAY BE EFFECTED BY A DTC PARTICIPANT TENDERING EXISTING NOTES THROUGH ATOP WHERE THE EXCHANGE AGENT RECEIVES AN AGENT'S MESSAGE PRIOR TO THE EXPIRATION DATE. ACCORDINGLY, SUCH DTC PARTICIPANT MUST ELECTRONICALLY TRANSMIT ITS ACCEPTANCE TO DTC THROUGH ATOP, AND THEN DTC WILL EDIT AND VERIFY THE ACCEPTANCE, EXECUTE A BOOK-ENTRY DELIVERY TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND SEND AN AGENT'S MESSAGE TO THE EXCHANGE AGENT FOR ITS ACCEPTANCE. BY TENDERING THROUGH ATOP, DTC PARTICIPANTS WILL EXPRESSLY ACKNOWLEDGE RECEIPT OF THIS LETTER OF TRANSMITTAL AND AGREE TO BE BOUND BY ITS TERMS AND THE COMPANY WILL BE ABLE TO ENFORCE SUCH AGREEMENT AGAINST SUCH DTC PARTICIPANTS.

     In order to validly tender Existing Notes pursuant to the Exchange Offer, either (i) (A) this Letter of Transmittal, or a facsimile hereof, together with certificates representing Existing Notes or (B) a Book-Entry Confirmation (as defined in the Prospectus), including by means of an Agent's Message, of the transfer into the Exchange Agent's account at DTC of all Existing Notes delivered electronically must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, together with all other required documents, or (ii) the tendering holder must comply with the guaranteed delivery procedures set forth below. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     If a holder or DTC Participant desires to tender Existing Notes pursuant to the Exchange Offer and time will not permit this Letter of Transmittal, certificates representing such Existing Notes and all other required documents to reach the Exchange Agent, or the procedures for book-entry transfer, including those with respect to tenders through ATOP, cannot be completed, prior to the Expiration Date, such holder or DTC Participant, as the case may be, must tender such Existing Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer-- Procedures for Tendering--Guaranteed Delivery Procedures." Pursuant to such procedures (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, must be received by the Exchange Agent either by hand delivery, mail, facsimile transmission or overnight courier, prior to the Expiration Date; and (iii) within three NYSE trading days after the date of the execution of the Notice of Guaranteed Delivery, (A) holders must deliver to the Exchange Agent a properly completed and duly executed Letter of Transmittal as well as the certificate(s) representing all tendered Existing Notes in proper form for transfer, and all other documents required by the Letter of Transmittal or
(B) DTC Participants must effect a Book-Entry Confirmation, including through ATOP by means of an Agent's Message, of the transfer of such Existing Notes into the Exchange Agent's account at DTC as set forth in the Prospectus.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE EXISTING NOTES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OR AGENT'S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Exchange Agent prior to the Expiration Date. Except as otherwise provided in this Instruction 1, delivery will be deemed made only when actually received by the Exchange Agent.

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

     No alternative, conditional or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Existing Notes for exchange.

     See "The Exchange Offer" in the Prospectus.

     2. WITHDRAWALS. Tenders of Existing Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. For a withdrawal of a tender of Existing Notes to be effective, a letter, telex, telegram or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal by a DTC Participant must contain the name and number of the DTC Participant, the principal amount due at the stated maturity of Existing Notes to which such withdrawal relates and the signature of the DTC Participant. Any such notice of withdrawal by a holder of Existing Notes must (i) specify the name of the person who tendered the Existing Notes to be withdrawn, (ii) contain a description of the Existing Notes to be withdrawn (including the certificate number or numbers and principal amount due at the stated maturity of such Existing Notes) and (iii) be signed by the holder of such Existing Notes in the same manner as the original signature on this Letter of Transmittal (including any required signature guaranties), or be accompanied by (x) documents of transfer in a form acceptable to the Company, in its sole discretion and (y) a properly completed irrevocable proxy that authorized such person to effect such revocation on behalf of such holder. Any Existing Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Existing Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender, or termination of the Exchange Offer. Properly withdrawn Existing Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

     3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Existing Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any Existing Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should indicate such capacity when signing, and unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted. The signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the Existing Notes surrendered for exchange pursuant thereto are tendered (i) by a registered holder of the Existing Notes who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a firm which is a member of a registered national securities exchange or a member of the national Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (each an "Eligible Institution").

     If Existing Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Existing Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

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

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders of Existing Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any Exchange Notes will be issued in the name of, and delivered to, the name or address of the person signing this Letter of Transmittal and any Existing Notes not accepted for exchange will be returned to the name or address of the person signing this Letter of Transmittal.

     5. BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9. Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct Taxpayer Identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Transfer Agent with respect to the Exchange Notes or a broker or custodian)may still withhold 31% of the amount of any payments made on account of the Exchange Notes until the holder furnishes the Company or the Transfer Agent with respect to the Exchange Notes, broker or custodian with its TIN. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Existing Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. Failure to complete the Substitute Form
W-9 will not, by itself, cause the Existing Notes to be deemed invalidly tendered, but may require the Company or the Transfer Agent with respect to the Exchange Notes, broker or custodian to withhold 31% of the amount of any payments made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the transfer of Existing Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Existing Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Existing Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Existing Notes specified in this Letter of Transmittal.

     7. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     8. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Existing Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Existing Notes for exchange. Neither the Company nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

     9. INADEQUATE SPACE. If the space provided herein is inadequate, the aggregate principal amount of Existing Notes being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

     10. MUTILATED, LOST, STOLEN OR DESTROYED EXISTING NOTES. Any holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

                        LOUIS DREYFUS NATURAL GAS CORP.

     All tendered Existing Notes, executed Letters of Transmittal and other related documents should be directed to the Exchange Agent. Requests for assistance and additional copies of the Prospectus, the Letter of Transmittal and and other related documents should be directed to the Exchange Agent.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              LASALLE NATIONAL BANK

                                 BY FACSIMILE:
                                (312) 904-2236
                      (For Eligible Institutions Only)

                                 BY TELEPHONE:
                                (312) 904-2936

                        BY MAIL AND OVERNIGHT DELIVERY:

                             LaSalle National Bank
                           Corporate Trust Division
                           135 South LaSalle Street
                                  Suite 1825
                           Chicago, Illinois  60603
                           Attention: Diane Swanson

                               BY HAND DELIVERY:
                             LaSalle National Bank
                     c/o IBJ Schroder Bank and Trust Company
                         One State Street - Floor SC1
                          Securities Processing Window
                           New York, New York  10004



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